SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K /A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2009

Smartmetric, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-118801 (Commission File Number)	05-0543557 (I.R.S. Employer Identification No.)

1150 Kane Concourse, Suite 400 Bay Harbor Islands, FL 33154 (Address of principal executive offices) (zip code)

(305) 495-7190 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This 8-K/A is being filed to (i) clarify the date that the Board of Directors ratified and confirmed our change in auditors and the date that such appointment was rendered effective; and to (ii) amend our disclosure regarding our former independent registered public accounting firm to note that the prior accounting firm included in its audit report dated October 14, 2008 an explanatory paragraph indicating its uncertainty about the Company’s ability to continue as a going concern.

Item 4.01                       Changes in Registrant’s Certifying Accountant

On October 2, 2009, our current independent registered public accounting firm, Michael T. Studer CPA P.C. (“Studer”) resigned.   On October 13 , 2009, our Board of Directors approved, ratified and confirmed the appointment of KBL, LLP (“KBL”) as our new independent registered public accounting firm, effective October 5, 2009.

The reports of Studer on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Studer’s report, dated October 14, 2008, on the Company’s financial statements for the fiscal years ended June 30, 2008 and 2007, contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern . The appointment of KBL as our independent accountants was approved, ratified and confirmed by our Board of Directors on October 13 , 2009.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Studer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Studer, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Studer with a copy of this disclosure before its filing with the SEC. We requested that Studer provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Studer stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

On October 13, 2009, our Board of Directors approved, ratified and confirmed the appointment of KBL as our new independent registered public accounting firm effective as of October 5, 2009. During the two most recent fiscal years and through the date of our engagement, we did not consult with KBL regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging KBL, KBL did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of KBL as our new independent registered public accounting firm.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

16.1 Letter dated October 20 , 2009 from Michael T. Studer CPA P.C. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTMETRIC, INC.

Dated: October 20 , 2009	By:	/s/ Jay Needelman
Chief Financial Officer